United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 20, 2009	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On January 20, 2009, Comtech Telecommunications Corp. (the “Company”) issued a press release announcing that the Antitrust Division of the United States Department of Justice (“Antitrust Division”) closed its inquiry into Comtech EF Data Corp.’s acquisition of the network backhaul assets and certain product lines of Verso Technologies.

The foregoing description of the press release is qualified in its entirety to the press release, a copy of which is attached hereto and incorporated by reference herein as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number        Description
99.1                    Press Release, dated January 20, 2009, reporting the Company's announcement that the Antitrust
                           Division of the United States Department of Justice closed its inquiry into Comtech EF Data
                           Corp.’s acquisition of the network backhaul assets and certain product lines of Verso
                           Technologies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: January 20, 2009

By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President
and Chief Financial Officer